                                   AMENDMENT
                                      TO
                         BUSSE BROADCASTING CORPORATION
                            LONG-TERM INCENTIVE PLAN

            This AMENDMENT dated as of   May 31, 1996 (this "Amendment") to
                                       ----------
Busse Broadcasting Long-Term Incentive Plan (the "Plan") has been adopted in its entirety by the Board of Directors of Busse Broadcasting Corporation.

            1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Plan and used herein shall have the meanings given to them in the Plan.

            2. AMENDMENT TO THE PLAN. The Plan is hereby amended by deleting Section 5(c) thereof in its entirety and adding the following language in lieu thereof:

            (c) TRIGGER EVENT. Upon the occurence of a Trigger Event with respect to a Participant, the Company shall pay to such Participant, on the date on which such Trigger Event occurs, an amount equal to such Participant's Maximum Amount.

            3. EFFECTIVENESS; MISCELLANEOUS. (a) This Amendment shall become effective as of the date first set forth above.

            (b) Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

            (c) This Amendment shall be construed and enforced in accordance with, and governed by, the laws of the State of Michigan, determined without regard to its choice of law rules.

            (d) Except as specifically amended or modified hereby, the Plan shall continue in full force and effect in accordance, with the provisions thereof. As used therein, the terms "Plan," "herein," "hereunder," "hereinafter," "hereto," and words of similar import shall, unless the context otherwise requires, refer to the Plan as amended hereby.